DEAN WITTER WORLD WIDE INCOME TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                     10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996

DEAR SHAREHOLDER:
The major global fixed-income markets turned in a mixed performance during the twelve-month period ended October 31, 1996, with U.S. bonds significantly underperforming the major bond markets in Europe and Asia as well as the bond markets of emerging economies. At the same time, the U.S. dollar regained its strength against the major currencies, most notably against the Japanese yen and the German mark.
In the United States, economic growth alternated between near-recession levels and that of rapid growth. This resulted in sharp fluctuations in interest rates. During the first few months of the period under review, interest rates continued to decline amid concern about the possibility of a recession. The market turned sharply bearish in February in response to reports indicating an overheated economy, possible inflationary pressures, and monetary tightening by the Federal Reserve Board. As it turned out, subsequent statistics led analysts to question the sustainability of the economy's newfound vigor, and indicated that the pressures for inflation were very subdued. Thus, from the low point of 5.50 percent in January, yields on ten-year U.S. Treasuries increased by 1.62 percent to 7.12 percent in early July before receding to 6.34 percent by October 31, 1996.
Meanwhile, European bond markets continued to respond to ongoing significant progress in those countries that achieved deficit reductions and improved inflation outlooks, most notably Italy, Spain and Sweden. These improvements allowed European central banks to periodically reduce short-term rates, while U.S. official rates remained unchanged. As a result, yields declined broadly across the European markets, especially those in southern Europe (e.g., Italy and Spain) and Sweden. Hence, ten-year yields in Italy decreased by about 3.7 percent since the beginning of the year, while yields on ten-year Spanish and Swedish bonds declined by 3.0 percent and 2.0 percent, respectively. Yields on ten-year bonds in Canada and Australia also declined during the year, by about
1.2 percent each, thanks to progress made on the inflation fronts.

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

In the foreign exchange markets, the U.S. dollar, reacting to improving interest rate differentials and a stronger U.S. economic outlook, appreciated against most of the major currencies, including 10.5 percent against the Japanese yen and 7.2 percent against the German mark. However, the dollar index, which measures the U.S. currency's strength against a basket of currencies, registered a more modest gain of only approximately 4 percent.
PERFORMANCE AND PORTFOLIO STRATEGY
                                                    [GRAPHIC]
Against this backdrop, Dean Witter
World Wide Income Trust has shown a
strong performance during the fiscal
year. For the twelve-month period ended
October 31, 1996, the Fund posted a
total return of 12.60 percent, compared
to a total return of 11.74 percent for
the Lipper Global Income Funds Index
(which includes many funds invested in
emerging markets' debt that have
below-investment-grade credit ratings)
and an increase of 6.75 percent for the
unhedged and unmanaged Lehman Brothers
Mutual Fund Global Intermediate Bond
Index (which does not allow for any
expenses). The Lipper Global Income
Funds Index is an equally weighted
performance index of the largest
qualifying funds (based on net assets)
in the Lipper Global Income Funds
objective.
                                                    [GRAPHIC]
During the fiscal year, the Fund paid
dividend distributions in the amount of
$0.83 per share, which included an
extra income dividend of $0.29 per
share paid on December 29, 1995. The
accompanying chart illustrates the
growth of a $10,000 investment in the
Fund from inception (March 30, 1989)
through the fiscal year ended October
31, 1996, versus the performance of a
similar investment in the issues that
comprise the Lehman Brothers Mutual
Fund Global Intermediate Bond Index and
the Lipper Global Income Funds Index.

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

The Fund's performance during the fiscal year was attributable to timely moves to protect the Fund from interest rate fluctuations and the strengthening of the dollar, as well as to investments in markets that exhibited a continuously improving inflation outlook and fiscal discipline. Thus, the Fund's bond duration (a measure of sensitivity to interest rate changes) was reduced substantially from 7 years at the end of December 1995 to 4.1 years in mid-February as longer-term interest rates began to rise sharply. In April, the duration was further reduced to 2.5 years. However, the Fund's duration was brought to a neutral level at the end of the fiscal year as interest rates have come down to a fair-valuation level and the economy seemed to be growing at a more moderate rate.
In February, the Fund decreased its weightings to the U.S. market to 41 percent of assets while increasing its holdings in Italy, Spain and Sweden in order to take advantage of the higher yields available in those markets relative to the U.S. and rising bond prices. In addition, the Fund increased its investments in Australia and New Zealand to participate in the higher yields and stable currencies of those markets. This strategy was maintained throughout the remainder of the fiscal year.
Most of the currency risks of the Fund's European investments were hedged back in to the dollar as the U.S. currency appreciated in value. As of October 31, 1996, approximately 23 percent of the Fund's assets were invested in North America, 63 percent in Europe and 14 percent in the Pacific Basin countries. LOOKING AHEAD
Going forward, we anticipate a continuation of the Fund's strategy of diversifying in global markets with an emphasis on markets that exhibit improving inflation outlooks and fiscal discipline. We believe this strategy should allow the Fund to seek its primary objective of high current income and its secondary objective of capital appreciation.
We appreciate your ongoing support of Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.
Very truly yours,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

   PRINCIPAL
   AMOUNT IN                                                  COUPON       MATURITY
   THOUSANDS                                                   RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------
                 GOVERNMENT & CORPORATE BONDS (83.3%)
                 DENMARK (4.9%)
                 GOVERNMENT OBLIGATION
     DKr 30,600  Denmark Treasury Bond..................         8.00%      03/15/06  $     5,648,182
                                                                                      ---------------
                 ITALY (21.8%)
                 FINANCE (0.9%)
    ITL 1,520 M  Abbey National Treasury................        11.00       04/21/97        1,013,438
                                                                                      ---------------
                 GOVERNMENT OBLIGATIONS (20.9%)
        5,250 M  Italy Treasury Bond+...................        10.50       07/15/00        3,799,387
        8,000 M  Italy Treasury Bond....................        10.00       08/01/03        5,807,981
       19,960 M  Italy Treasury Bond+...................         9.50       01/01/05       14,184,664
                                                                                      ---------------
                                                                                           23,792,032
                                                                                      ---------------
                 TOTAL ITALY........................................................       24,805,470
                                                                                      ---------------
                 NEW ZEALAND (5.8%)
                 GOVERNMENT OBLIGATION
NZ$       9,370  New Zealand Treasury Bond+.............         9.00       11/15/96        6,617,202
                                                                                      ---------------
                 PORTUGAL (4.5%)
                 GOVERNMENT OBLIGATION
    PTE 685,400  Portugal Treasury Bond+................        11.875      02/23/00        5,112,025
                                                                                      ---------------
                 SPAIN (22.1%)
                 GOVERNMENT OBLIGATIONS
      ESP 710 M  Spain Treasury Bond+...................        11.30       01/15/02        6,516,430
        1,840 M  Spain Treasury Bond+...................        10.30       06/15/02       16,339,408
          250 M  Spain Treasury Bond+...................        10.90       08/30/03        2,300,775
                                                                                      ---------------
                 TOTAL SPAIN........................................................       25,156,613
                                                                                      ---------------
                 UNITED KINGDOM (4.0%)
                 GOVERNMENT OBLIGATION
    L     2,800  United Kingdom Government Bond
                 (Conv.)................................         7.00       08/06/97        4,583,510
                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

   PRINCIPAL
   AMOUNT IN                                                  COUPON       MATURITY
   THOUSANDS                                                   RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------
                 UNITED STATES (20.2%)
                 U.S. GOVERNMENT OBLIGATIONS
$        10,750  U.S. Treasury Bond+....................        13.125%     05/15/01  $    13,729,578
          4,250  U.S. Treasury Note+....................         6.50       05/15/05        4,298,408
          5,000  U.S. Treasury Note.....................         6.75       08/15/26        5,059,250
                                                                                      ---------------
                 TOTAL UNITED STATES................................................       23,087,236
                                                                                      ---------------
                 TOTAL GOVERNMENT & CORPORATE BONDS
                 (IDENTIFIED COST $94,993,729)......................................       95,010,238
                                                                                      ---------------
                 SHORT-TERM INVESTMENTS (14.8%)
                 TIME DEPOSITS (a) (6.9%)
                 ITALY (4.0%)
                 BANKING - INTERNATIONAL
    ITL 6,989 M  Bankers Trust..........................         7.50       11/06/96        4,602,050
                                                                                      ---------------
                 NEW ZEALAND (2.7%)
                 BANKING - INTERNATIONAL
NZ$       4,299  Bank of New York.......................  9.125-9.25        11/06/96        3,037,090
                                                                                      ---------------
                 SPAIN (0.2%)
                 BANKING - INTERNATIONAL
     ESP 32,777  Bank of New York.......................          6.6875    11/06/96          256,331
                                                                                      ---------------
                 TOTAL TIME DEPOSITS
                 (IDENTIFIED COST $7,859,067).......................................        7,895,471
                                                                                      ---------------
                 GOVERNMENT & AGENCY OBLIGATIONS (b) (7.9%)
                 AUSTRALIA (3.7%)
Au$       5,426  Australian Treasury Bill+..............          6.72      12/12/96        4,262,731
                                                                                      ---------------
                 NEW ZEALAND (1.2%)
NZ$       2,000  New Zealand Treasury Bill+.............          8.52      09/17/97        1,316,618
                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

   PRINCIPAL
   AMOUNT IN                                                  COUPON       MATURITY
   THOUSANDS                                                   RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------
                 UNITED STATES (3.0%)
$         3,400  Federal Home Loan Mortgage Corp........         5.53%      11/01/96  $     3,400,000
                                                                                      ---------------
                 TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                 (AMORTIZED COST $8,971,004)........................................        8,979,349
                                                                                      ---------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (IDENTIFIED COST $16,830,071)......................................       16,874,820
                                                                                      ---------------
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST $111,823,800) (C)........................   98.1%       111,885,058
                 CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............    1.9          2,136,460
                                                                             ------   ---------------
                 NET ASSETS................................................  100.0%   $   114,021,518
                                                                             ------   ---------------
                                                                             ------   ---------------

---------------------
 M   In millions.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Securities were purchased on a discount basis.The interest rates shown have been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes is $111,823,800; the aggregate gross unrealized appreciation is $2,418,537 and the aggregate gross unrealized depreciation is $2,357,279, resulting in net unrealized appreciation of $61,258.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1996:

                                                       UNREALIZED
     CONTRACTS           IN EXCHANGE      DELIVERY   APPRECIATION/
    TO DELIVER               FOR            DATE      DEPRECIATION
-------------------------------------------------------------------
   $      5,906,045       DKr 34,514,434  11/01/96   $     13,591
   Ca$    5,253,590       $    3,906,363  11/01/96        (20,380)
     DEM 29,500,000       $   19,619,580  04/01/97        (16,038)
    NLG  10,000,000       $    5,966,196  07/29/97            508
    BEF 144,300,000       $    4,720,577  07/31/97         (1,869)
    CHF  14,000,000       $   11,680,294  09/19/97        290,461
   Y    930,000,000       $    8,623,088  10/31/97         (6,433)
                                                     --------------
      Net unrealized appreciation..................  $    259,840
                                                     --------------
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $111,823,800)............................  $111,885,058
Unrealized appreciation on open forward foreign currency
  contracts.................................................       304,560
Cash (including $15,515 in foreign currency)................        20,042
Receivable for:
    Investments sold........................................     3,926,743
    Interest................................................     3,574,253
    Compensated forward foreign currency contracts..........     1,431,452
    Shares of beneficial interest sold......................        58,226
Prepaid expenses............................................        18,446
                                                              ------------
     TOTAL ASSETS...........................................   121,218,780
                                                              ------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency
  contracts.................................................        44,720
Payable for:
    Investments purchased...................................     5,920,158
    Shares of beneficial interest repurchased...............       658,240
    Compensated forward foreign currency contracts..........       267,130
    Plan of distribution fee................................        82,463
    Investment management fee...............................        72,762
Accrued expenses............................................       151,789
                                                              ------------
     TOTAL LIABILITIES......................................     7,197,262
                                                              ------------
NET ASSETS:
Paid-in-capital.............................................   115,494,111
Net unrealized appreciation.................................       360,875
Accumulated undistributed net investment income.............     3,202,026
Accumulated net realized loss...............................    (5,035,494)
                                                              ------------
     NET ASSETS.............................................  $114,021,518
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE,
  12,221,505 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.33
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME (net of $276,282 foreign withholding tax)...  $10,398,653
                                                              -----------
EXPENSES
Plan of distribution fee....................................    1,058,190
Investment management fee...................................      933,697
Transfer agent fees and expenses............................      163,442
Custodian fees..............................................       94,625
Professional fees...........................................       91,463
Shareholder reports and notices.............................       47,568
Registration fees...........................................       28,598
Trustees' fees and expenses.................................       14,942
Other.......................................................        5,965
                                                              -----------
     TOTAL EXPENSES.........................................    2,438,490
                                                              -----------
     NET INVESTMENT INCOME..................................    7,960,163
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
    Investments.............................................    3,557,012
    Futures contracts.......................................    1,350,723
    Foreign exchange transactions...........................    1,611,696
                                                              -----------
     NET GAIN...............................................    6,519,431
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................       (6,551)
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................      175,887
                                                              -----------
     NET APPRECIATION.......................................      169,336
                                                              -----------
     NET GAIN...............................................    6,688,767
                                                              -----------
NET INCREASE................................................  $14,648,930
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................    $  7,960,163       $  9,681,807
Net realized gain...........................................       6,519,431          4,717,657
Net change in unrealized appreciation/depreciation..........         169,336          3,563,298
                                                              ----------------   ----------------
     NET INCREASE...........................................      14,648,930         17,962,762
Dividends from net investment income........................     (11,619,991)        (8,838,195)
Net decrease from transactions in shares of beneficial
  interest..................................................     (27,172,888)       (50,521,786)
                                                              ----------------   ----------------
     NET DECREASE...........................................     (24,143,949)       (41,397,219)
NET ASSETS:
Beginning of period.........................................     138,165,467        179,562,686
                                                              ----------------   ----------------
     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $3,202,026 AND $4,260,073, RESPECTIVELY)................    $114,021,518       $138,165,467
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.
C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash or U.S. Government securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.
E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers, who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.
Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,308,200 at October 31, 1996.
The Distributor has informed the Fund that for year ended October 31, 1996, it received approximately $110,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 were as follows:

                                                                    PURCHASES       SALES
                                                                   ------------  ------------
Corporate Bonds..................................................  $ 13,750,152  $ 11,908,151
Foreign Government Bonds.........................................   164,103,570   152,451,489
U.S. Government and Agency Obligations...........................   120,484,768   185,167,838

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $15,000.
The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,773. At October 31, 1996, the Fund had an accrued pension liability of $49,361 which is included in accrued expenses in the Statement of Assets and Liabilities.
5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1996              OCTOBER 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,050,224   $   18,600,786     1,928,605   $ 16,883,971
Reinvestment of dividends........................................      718,178        6,456,463       548,538      4,798,502
                                                                   -----------   --------------   -----------   ------------
                                                                     2,768,402       25,057,249     2,477,143     21,682,473
Repurchased......................................................   (5,765,210)     (52,230,137)   (8,258,249)   (72,204,259)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (2,996,808)  $  (27,172,888)   (5,781,106)  $(50,521,786)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS
During the year ended October 31, 1996, the Fund utilized approximately $2,403,000 of its net capital loss carryover. At October 31, 1996, the Fund had a net capital loss carryover of approximately $6,200,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

As of October 31, 1996, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to foreign currency gains. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $2,601,781.
7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.
To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").
At October 31, 1996, there were no outstanding forward contracts other than those used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.
These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
At October 31, 1996 investments in securities of issuers in Spain and Italy represented 48.1% of the Fund's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                                                                 MARCH 30,
                                                                                                                   1989*
                                                           FOR THE YEAR ENDED OCTOBER 31                          THROUGH
                                    ---------------------------------------------------------------------------   OCTOBER
                                      1996       1995       1994       1993       1992       1991       1990     31, 1989
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $   9.08   $   8.55   $   9.39   $   9.11   $   9.11   $  10.38   $   9.55   $  10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income..............     0.60       0.55       0.55       0.59       0.62       0.82       0.95       0.49
Net realized and unrealized gain
 (loss)............................     0.48       0.48      (0.92)      0.27       0.01      (0.99)      0.78      (0.45)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     1.08       1.03      (0.37)      0.86       0.63      (0.17)      1.73       0.04
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.83)     (0.50)     (0.22)     (0.58)     (0.63)     (0.86)     (0.90)     (0.49)
   Net realized gain...............    --         --         --         --         --         (0.24)     --         --
   Paid-in-capital.................    --         --         (0.25)     --         --         --         --         --
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.83)     (0.50)     (0.47)     (0.58)     (0.63)     (1.10)     (0.90)     (0.49)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   9.33   $   9.08   $   8.55   $   9.39   $   9.11   $   9.11   $  10.38   $   9.55
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........    12.60%     12.45%     (3.99)%     9.72%      7.13%     (1.75)%    19.22%      0.40%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.96%      1.93%      1.91%      1.87%      1.87%      1.76%      1.81%      1.90%(2)

Net investment income..............     6.39%      6.21%      5.87%      6.39%      6.78%      8.45%      9.76%      9.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $114,022   $138,165   $179,563   $275,319   $324,185   $421,051   $462,709   $388,578

Portfolio turnover rate............      263%       254%       229%       229%       214%       245%       109%       113%(1)

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER WORLD WIDE INCOME TRUST
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter World Wide Income Trust (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended and for the period March 30, 1989 (commencement of operations) through October 31, 1989, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1996

--------------------------------------------------------------------------------
                      1996 FEDERAL TAX NOTICE (UNAUDITED)
       For  the  year  ended  October 31,  1996,  the  Fund  has elected,
       pursuant  to  Section  853  of  the  Internal  Revenue  Code,   to
       pass-through foreign taxes of $0.02 per share to its shareholders.
       The Fund generated net foreign source income of $0.42 per share with respect to this election.

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Sheldon Curtis
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

Vinh Q. Tran
VICE PRESIDENT

Peter J. Seeley
VICE PRESIDENT

Thomas F. Caloia
TREASURER


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
WORLD WIDE
INCOME TRUST


[Graphic]


ANNUAL REPORT
OCTOBER 31, 1996

                       DEAN WITTER WORLD WIDE INCOME TRUST
                                GROWTH OF $10,000

                                        LEHM BROS. GLOBAL
     DATE                   TOTAL       INTERMEDIATE BOND       LIPPER IX
                                        INDEX
-------------------------------------------------------------------------
March 31, 1989             $10,000        $10,000                $10,000
October 31, 1989           $10,040        $10,504                $10,441
October 31, 1990           $11,969        $12,032                $11,882
October 31, 1991           $11,759        $13,172                $13,129
October 31, 1992           $12,598        $14,845                $14,089
October 31, 1993           $13,822        $16,187                $16,024
October 31, 1994           $13,271        $16,973                $15,375
October 31, 1995           $14,923        $19,429                $17,129
October 31, 1996           $16,802 (3)    $20,740                $19,140
-------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
               1 YEAR         5 YEARS        LIFE OF FUND
               ------------------------------------------
               12.60 (1)      7.40 (1)       7.08 (1)
                7.60 (2)      7.10 (2)       7.08 (2)
               ------------------------------------------

                   Fund          Lehman (4)           LIPPER IX (5)
             -----       -------              -------

Past performance is not predictive of future returns.
________________________________________
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1996.

(4) The Lehman Brothers Global Intermediate Bond Index, includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Global Income Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper Global Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.